STATEMENT OF ADDITIONAL INFORMATION
                                 March 1, 2006,
                                as Supplemented
                               September 15, 2006

                                     for the

                           THE PENN STREET FUND, INC.

Offering the following Portfolios:

The Penn Street Advisors Sector Rotational Portfolio
The Berkshire Advisors Select Equity Portfolio

      This Statement of Additional Information (the "SAI") is not a prospectus, and should be read in conjunction with the prospectus for The Penn Street Fund, Inc. (the "Company"), dated March 1, 2006, as it may be supplemented or revised from time to time. The audited financial statements of the Company for its fiscal year ended October 31, 2005, are incorporated by reference into this SAI. Retain this SAI for future reference.

      This SAI relates only to the above-listed Portfolios. The prospectus and annual report are available without charge from the Company's transfer agent. You may obtain a copy of the prospectus, free of charge, by writing to The Penn Street Fund, Inc., c/o Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, or by calling 1-866-207-5175. Your requested document(s) will be sent to you within three days of your request.

      The date of this SAI supplement is September 15, 2006, and the prospectus to which it relates, is March 1, 2006.

                           THE PENN STREET FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2006
                                as Supplemented
                               September 15, 2006

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................1
INVESTMENT OBJECTIVES AND POLICIES............................................1
FUNDAMENTAL POLICIES - ALL PORTFOLIOS.........................................8
OPERATING POLICIES - ALL PORTFOLIOS...........................................9
DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS...................................9
MANAGEMENT OF THE FUND.......................................................11
CODE OF ETHICS...............................................................15
PROXY VOTING POLICIES........................................................15
INVESTMENT MANAGEMENT SERVICES...............................................15
PORTFOLIO MANAGERS...........................................................20
CAPITAL STOCK................................................................22
SALE OF PORTFOLIO SHARES.....................................................23
DISTRIBUTOR AND DISTRIBUTION.................................................24
TAX STATUS...................................................................26
PORTFOLIO TRANSACTIONS.......................................................29
CUSTODIAN....................................................................30
ADMINISTRATOR AND TRANSFER AGENT.............................................31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................32
PERFORMANCE..................................................................33
FINANCIAL STATEMENTS.........................................................34
APPENDIX 1..................................................................A-1

                               GENERAL INFORMATION

      The Company is an open-end, management investment company that was organized as a corporation in the State of Maryland on July 6, 1995, but did not issue any shares until November 8, 1995. Until January 14, 1998, the name of the Company was S.I.S. Mercator Fund, Inc.

      The Company is currently authorized to issue one billion (1,000,000,000) shares of common stock, par value $0.01, and may issue such shares in multiple series and classes. The Company currently issues shares in two series, the Penn Street Advisors Sector Rotational Portfolio (the "Sector Rotational Portfolio") and the Berkshire Advisors Select Equity Portfolio (the "Select Equity Portfolio"). The Sector Rotational Portfolio and/or Select Equity Portfolio are sometimes referred to in this SAI individually as a "Portfolio" or "Series", and collectively, as the "Portfolios". Each series represents interests in a separate portfolio of securities, and all shares of a series have identical voting powers, preferences, restrictions and other terms. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Sector Rotational Portfolio and Select Equity Portfolio are each classified as "non-diversified" mutual funds under the 1940 Act.

      The Company has further divided the shares of each Portfolio into two classes, Class A shares which impose a front-end sales charge and Class C shares which impose a contingent deferred sales charge. Prior to December 31, 2003, the Company offered only No-load shares of each Portfolio. On December 31, 2003, the Company converted its existing No-load shares to Class A shares and permanently exempted existing Class A shareholder accounts from incurring sales charges on future purchases and exchanges of Class A shares of any Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

      The following information supplements the discussion of each Portfolio's investment objectives, strategies and risks. Each Portfolio's investment objective and the manner in which each Portfolio pursues its investment objective are generally discussed in the prospectus. This section provides additional information concerning each Portfolio's permissible investments and/or investment restrictions not otherwise discussed in the prospectus.

      In addition to the primary investment securities in which each Portfolio invests as set forth in the prospectus, each Portfolio may also invest in the following, to the extent that such investments do not violate an investment restriction described in the prospectus or this SAI:

      U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

      U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.

      Repurchase Agreements ("Repos"). In a Repo, a Portfolio purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Portfolio at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by any Portfolio must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Portfolio, and the Portfolio may only enter into Repos with U.S. banks or qualifying broker/dealers, provided that the Portfolio's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.

      When-Issued Securities and Delayed-Delivery Transactions. The Portfolios may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Portfolio with payment and delivery taking place at some future date. A Portfolio may enter into such transactions when, in the master investment advisor's/sub-advisor's opinion, doing so may secure an advantageous yield and/or price to the Portfolio that might otherwise be unavailable. None of the Portfolios is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Portfolio committing to such transactions will maintain a segregated account with its Custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

      Equity Securities. To the extent that such purchases do not conflict with a Portfolio's principal investment objective(s), the Portfolios may invest in common stock, convertible preferred stock, straight preferred stock, and investment grade convertible bonds. Stocks held in the portfolio of a Portfolio will generally be traded on either the New York Stock Exchange, American Stock Exchange or the NASDAQ over-the-counter market.

      Short-Term Investments. The Portfolios will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Portfolio operating expenses. As a temporary defensive measure, each Portfolio may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When a Portfolio invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

      Options. To the extent that such purchases do not conflict with a Portfolio's principal investment objective(s), the Portfolios may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are: (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further, over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Portfolios will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Portfolios may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Portfolio has purchased. The Portfolios may only write (sell) "covered" options. A Portfolio will not write a covered call option if, as a result, the aggregate market value of all optioned portfolio securities or currencies and put option obligations exceeds 25% of the market value of the Portfolio's net assets.

      Futures Contracts and Related Options. To the extent that such purchases do not conflict with a Portfolio's principal investment objective(s), and to hedge against changes in securities prices or interest rates, the Portfolios may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Portfolios will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

      The Portfolios may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Portfolio's total assets. Otherwise, the Portfolio may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

      Money Market Instruments. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the master investment advisor's/sub-advisor's opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Portfolio. For temporary defensive purposes, the master investment advisor/sub-advisors may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from a Portfolio's normal investment approach and invest up to 100% of the net assets of such Portfolio in these instruments.

      Registered Investment Companies. To the extent that such purchases do not conflict with a Portfolio's principal investment objective(s), the Portfolios may invest in securities of other investment companies up to any limits proscribed under the 1940 Act. The Portfolio may invest in any type of investment company consistent with the Portfolio's investment objective and policies. The Portfolios will not acquire securities of any one investment company if, immediately thereafter, the Portfolio would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Portfolio's total assets, or securities issued by such company and securities held by the Portfolio issued by other investment companies would have an aggregate value in excess of 10% of the Portfolio's total assets. To the extent the Portfolios invest in other investment companies, the shareholders of the Portfolios would indirectly pay a portion of the operating costs of the investment companies.

      Real Estate Securities. The Portfolios may invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Portfolios are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months any Fund will have in excess of 5% of its total assets in real estate securities.

      You should be aware that Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Trust Act. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

      Illiquid Investments. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Directors and the master investment advisor, each Portfolio's sub-advisor determines the liquidity of that Portfolio's investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

      Master-Feeder Option. Notwithstanding its other investment policies, each Portfolio may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Portfolio. Although such an investment may be made in the sole discretion of the directors, the Portfolio's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

      Currency Swaps. Currency swaps involve the negotiation by a Portfolio's sub-advisor with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of, the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

      Interest Rate Transactions. Each Portfolio that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio's sub-advisor anticipates purchasing at a later date. The Portfolio's sub-advisors do not intend to use these transactions in a speculative manner.

      Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

      A Portfolio's sub-advisor may enter into interest rate swaps, caps and floors either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Portfolio's sub-advisor will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Company will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

      In addition each Portfolio may invest up to 15% of its total market value in inverse floaters (also known as residual interest bonds or "RIBS") to increase the Portfolio's duration and income. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed rate security. Changes in the interest rate on the specific fixed rate security inversely affect the residual interest paid on the inverse floaters; as interest rates rise, the inverse floater's interest rates decline. Their market value also can fall faster than securities similar to the specific fixed rate security. When interest rates fall, inverse floaters provide interest payments that are higher than securities similar to the to the fixed rate security. The market value of the inverse floater can also rise faster than securities similar to the fixed rate security. Therefore, owning inverse floaters creates a greater interest rate risk. In an effort to mitigate this effect when utilizing inverse floaters, a Portfolio also purchases fixed rate bonds, which are less volatile in price

      The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Portfolio's sub-advisor incorrectly forecasts market values, interest rates and other applicable factors, the investment performance of such Portfolio would be adversely affected by the use of these investment techniques. Moreover, even if a Portfolio's sub-advisor is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate transaction defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

      Short Sales. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. All Portfolios may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Portfolios may not make a short sale if as a result more than 10% of the Portfolio's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by a Portfolio.

      Lending Portfolio Securities. For the purpose of realizing additional income, each Portfolio may make loans of securities amounting to not more than 33% of its total assets. Securities loans would be made to broker-dealers and financial institutions pursuant to agreements requiring the loans to be secured by collateral at least equal to the current value of the securities lent and "marked-to- market" on a daily basis. Collateral will consist of cash, U.S. or foreign securities, letters of credit or cash equivalents. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call a loan at any time. The Portfolio will not have the right to vote securities while they are on loan, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made after analysis of the pertinent facts by the Portfolio's sub-advisor when, in the judgment of such sub-advisor, the income from such loans would justify the risk.

      Foreign Currency Transactions. The Portfolios may engage in forward foreign currency transactions to settle foreign securities transactions and/or manage foreign currency risk. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract is agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged for trades.

      The Portfolios will generally enter into forward foreign currency exchange contracts in two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to lock in the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions. The Portfolio will be able to protect itself against a loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      Second, when the sub-advisor believes that the currency of a particular foreign country may suffer from, or enjoy, a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of one or more foreign currencies, approximating the value of some or all of the Portfolio's portfolio securities denominated in that foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency, in the sub-advisor's judgment, act as an effective proxy for the Portfolio's currency exposure. The prediction of short-term currency market movement is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. The sub-advisor will consider the effect a substantial commitment of Portfolio assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Other than as set forth above, and immediately below, the Portfolio also will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is covered by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospects for currencies will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the sub-advisors believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

      Portfolio Turnover. The Portfolios will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. For each Portfolio's latest three fiscal years ending on October 31 of each period, portfolio turnover rates were:

--------------------------------------------------------------------------------
Portfolio                                                2005     2004     2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                              107%     133%     100%
--------------------------------------------------------------------------------
Select Equity Portfolio                                  247%     107%      25%
--------------------------------------------------------------------------------

                      FUNDAMENTAL POLICIES - ALL PORTFOLIOS

      The "Fundamental Policies" of the Portfolios are described below and may not be changed without the approval of the lesser of: a vote of the holders of a majority of the outstanding shares of the Portfolio or, 67% of the shares represented at a meeting of shareholders of the Portfolio at which the holders of at least 50% or of the shares are represented. As a matter of fundamental policy, each Portfolio will not:

(1) borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including redemption of its shares, and then only in amounts not exceeding 33 1/3% of its total assets, valued at market. The Portfolios also may acquire futures contracts and options thereon as set forth in (2) below;

(2) purchase or sell commodities or commodity contracts; except that the Portfolios may (i) enter into financial (including currency) futures contracts and options thereon on an initial and variation margin basis;

(3) purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry (the Sector Rotational Portfolio may invest up to 25% of its assets in the securities of issuers having their principal business activities in alternating industries, as the Portfolio's sub-advisor my choose from time to time;

(4) make loans, although a Portfolio may enter into repurchase agreements and lend its portfolio securities;

(5) as to 75% of its total assets, purchase the securities of an issuer if as a result: (a) more than 5% of the value of the Portfolio's assets would be invested in the securities of that issuer or (b) it would own more than 10% of the voting securities of that issuer (this restriction does not apply to the Sector Rotational or the Select Equity Portfolios);

(6) purchase or sell real estate although it may purchase securities secured by real estate or representing interests therein;

(7)   issue senior securities; and

(8) underwrite securities issued by other persons, except to the extent that a Portfolio or the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1993 in connection with the purchase and sale of securities in the ordinary course of pursuing its investment program.

                       OPERATING POLICIES - ALL PORTFOLIOS

      The following operating policies have been established by the Board of Directors. A Portfolio will not:

(1)   invest in companies for the purpose of exercising management or control;

(2) purchase a security if, as a result of such purchase, more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days;

(3) purchase securities of any investment company, except in compliance with the Investment Company Act of 1940 or an applicable exemption thereto; or

(4)   sell securities short.

      Operating policies are established, and may be changed, by the Board of Directors without approval of shareholders.

                   DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

      The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of a Portfolio's shareholders. The Board of Directors reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's master investment advisor, Penn Street Investment Advisors, Inc. ("PSIA"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by PSIA. PSIA reports quarterly to the Board regarding the implementation of such policies and procedures.

      The Company is required by the U.S. Securities and Exchange Commission (the "SEC") to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

      The Company's service providers which have contracted to provide services to the Company and its Portfolios, including, for example, the administrator, custodian and the fund accountants, and which require portfolio holdings information in order to perform those service, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Portfolio's full portfolio holdings:

(1) to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

(2) to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

(3) to rating agencies on a monthly basis for use in developing a rating for the Portfolios; and

(4) to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Portfolio.

      The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

      Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Portfolio's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

      Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board of Directors of the Company. The Board of Directors has authorized the President of the Company and senior management at PSIA to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board of Directors of the Company.

      All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Company and its shareholders. There may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Portfolio's master investment advisor, sub-advisor, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment advisor or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

      Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Company and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

      Neither the Company, PSIA nor its sub-advisors, or any affiliates thereof, receive compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                             MANAGEMENT OF THE FUND

      The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Portfolios and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below.

----------------------------------------------------------------------------------------------------------------------
                                Position(s)                      Principal               Number of       Other
Name, Address & Date of         Held with       Length of        Occupation(s)           Portfolios      Directorships
Birth                           the Company     Time Served      During Past 5 Years     Overseen        Held
----------------------------------------------------------------------------------------------------------------------
John A.  Lukan (1)              Interested      Mr. Lukan        Private Investor.       Two             None.
126 Huntingdon Court            Director,       has been a       Previously,
Phoenixville, PA 19460          Chairman        Director         President & CEO of
                                                since April      Citco Mutual Fund
(02-15-1963)                                    2003             Services, Inc.,
                                                                 Citco Mutual Fund
                                                                 Distributors, Inc.
                                                                 and PSIA (June 1,
                                                                 2003 until August
                                                                 2, 2005); also
                                                                 President & CEO of
                                                                 Quaker Securities,
                                                                 Inc., a
                                                                 broker/dealer firm
                                                                 (from May 1999
                                                                 until August 2,
                                                                 2005); Managing
                                                                 Director, Citco
                                                                 Curacao, from
                                                                 November 1993 to
                                                                 May 1999.  BSc
                                                                 from St. Mary's
                                                                 University in
                                                                 1985.  MBA, St.
                                                                 Mary's University
                                                                 in 1987.  Canadian
                                                                 Chartered
                                                                 Accountant, 1991.
                                                                 Chartered
                                                                 Financial Analyst,
                                                                 1999.
----------------------------------------------------------------------------------------------------------------------
James B.  Brinton               Independent     Mr. Brinton      Principal and           Two             Independent
123 West Lancaster Avenue       Director        has been a       Senior Insurance                        Trustee of
Wayne, PA 19087                                 Director         Broker for Robert                       The Quaker
                                                since May        J. McAllister                           Investment
(07-03-1954)                                    2002.            Agency, Inc., 123                       Trust, an
                                                                 West Lancaster                          open-end
                                                                 Avenue, Wayne PA                        management
                                                                 19087, a                                investment
                                                                 commercial                              company.
                                                                 insurance
                                                                 brokerage firm,
                                                                 since 1979.  BA in
                                                                 business from
                                                                 Marietta College;
                                                                 licensed as a
                                                                 property and
                                                                 casualty broker
                                                                 and life, accident
                                                                 and health agent.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                Position(s)
                                Held with                        Principal               Number of       Other
Name, Address & Date of         the             Length of        Occupation(s)           Portfolios      Directorships
Birth                           Company         Time Served      During Past 5 Years     Overseen        Held
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Richard W.  Stevens             Independent     Mr. Stevens      Principal with          Two             None
Five Tower Bridge               Director        has been a       Hirtle Callaghan &
Suite 500                                       Director         Co., an investment
300 Barr Harbor Drive                           since May        advisory firm,
West Conshohocken, PA 19428                     2002             since 2001.
                                                                 Principal with the
(09-18-1956)                                                     Vanguard Group,
                                                                 High Net Worth
                                                                 Services Group,
                                                                 from 1995 to
                                                                 2001.  Partner
                                                                 with Price
                                                                 Waterhouse and had
                                                                 his own law
                                                                 practice.  B.A. in
                                                                 economics from
                                                                 Lafayette College,
                                                                 Juris Doctorate
                                                                 from Rutgers
                                                                 University School
                                                                 of Law, and L.L.M.
                                                                 (Masters in
                                                                 Taxation) from
                                                                 Villanova School
                                                                 of Law.
----------------------------------------------------------------------------------------------------------------------
C.  Garrett Williams            Independent     Mr.              Chief Operating         Two             None
DG Capital Management           Director        Williams         Officer, DG
101 Arch Street, Suite 650                      has been a       Capital
Boston, MA  02110                               Director         Management, Inc.,
                                                since May        Boston, MA, an
Date of Birth                                   2002             investment
(03-24-1953)                                                     advisory firm,
                                                                 since 2001.
                                                                 Senior Vice
                                                                 President-
                                                                 Client
                                                                 Services,
                                                                 Fidelity
                                                                 Management
                                                                 Trust Company,
                                                                 Boston, MA,
                                                                 from 1997 to
                                                                 2001. Over 25
                                                                 years
                                                                 investment
                                                                 industry
                                                                 experience. BA
                                                                 degree in
                                                                 Economics from
                                                                 Gettysburg
                                                                 College,
                                                                 Gettysburg, PA.
----------------------------------------------------------------------------------------------------------------------
Edmund B.  Pyle, III, Esq.      Independent     Mr. Pyle         Partner in the law      Two             None
340 Jug Hollow Road             Director        has been a       firm of Pyle and
Phoenixville, PA 19460                          Director         Moccia since
                                                since May        January 1989.
(03-18-1940)                                    2002.            Temple University
                                                                 School of Law,
                                                                 Juris Doctorate,
                                                                 1986.  Rensselar
                                                                 Polytechnic
                                                                 Institute,
                                                                 completed PhD
                                                                 coursework, 1969.
                                                                 University of
                                                                 Arizona, MS in
                                                                 mechanical
                                                                 engineering,
                                                                 1964.  Worcester
                                                                 Polytechnic
                                                                 Institute, BS,
                                                                 1962.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                Position(s)
                                Held with                        Principal               Number of       Other
Name, Address & Date of         the             Length of        Occupation(s)           Portfolios      Directorships
Birth                           Company         Time Served      During Past 5 Years     Overseen        Held
----------------------------------------------------------------------------------------------------------------------
John G. Roman                   President       Mr. Roman        Director,               Two             None
83 General Warren Blvd.,                        has served       President and CEO
Suite 200                                       as               of PSIA (since
Malvern, PA  19355                              President        March 2, 2005);
                                                of the Fund      prior thereto,
Date of Birth                                   since            Manager, Wealth
(8-31-52)                                       September        Management
                                                13, 2005         Division, The Bryn
                                                                 Mawr Trust Company
                                                                 (2001-2004);
                                                                 President, Merrill
                                                                 Lynch Trust
                                                                 Division
                                                                 (1989-2001).
----------------------------------------------------------------------------------------------------------------------
Paul Giorgio                    Treasurer       Mr. Giorgio      Chief Financial         Two             None
83 General Warren Blvd.         and Chief       has served       Officer, Citco
St.  200                        Accounting      as               Mutual Fund
Malvern, PA 19355               Officer         Treasurer        Services, Inc.,
                                                to the           since May, 2001.
(09-26-72)                                      Company          Formerly, Chief
                                                since May        Financial Officer,
                                                2002             Quaker Securities,
                                                                 Inc., from
                                                                 2000-2001.  Chief
                                                                 Financial Officer,
                                                                 Declaration
                                                                 Service Company,
                                                                 from 1997 to 2001.
----------------------------------------------------------------------------------------------------------------------
George M.  Chamberlain, Jr.     Secretary       Mr.              General Counsel to      Two             None
83 General Warren Blvd.                         Chamberlain      Citco Mutual Fund
St.  200                                        has served       Services, Inc.,
Malvern, PA 19355                               as               since December,
                                                Secretary        2004.  Prior
(02-13-47)                                      to the           thereto, Major
                                                Company          Gifts Officer,
                                                since            Alzheimer's
                                                December         Association of
                                                2004.            Delaware Valley;
                                                                 and General
                                                                 Counsel, Investor
                                                                 Force, Inc.
                                                                 (2000-2003).
----------------------------------------------------------------------------------------------------------------------

      (1) Mr. Lukan is considered an "interested person" of the Company, as that term is defined in the 1940 Act, because until August 2, 2005, he was an executive officer and director of Citco Mutual Fund Services, Inc., the Company's Administrator, Penn Street Investment Advisors, Inc., the Company's Master Investment Advisor, and Citco Mutual Fund Distributors, Inc., the Company's Principal Underwriter (the "Citco Mutual Group"). Mr. Lukan was also an executive officer of Quaker Securities, Inc., a broker/dealer firm that shares common ownership and directorships with the Citco Mutual Group.

      Each director will hold office until the Company's next annual meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer holds office at the pleasure of the Board of Directors and serves for a term of one year or until their successor is duly elected and qualified.

      The Board met seven times during the Company's most recently completed fiscal year. Each director attended 75% or more of the respective meetings of the Board and the committees of which he was a member that were held during that period.

      The Company pays directors who are not "interested persons" of the Company fees for each Board meeting and committee meeting attended, plus expenses. Directors who are "interested persons", as that term is defined under the 1940 Act, receive no compensation from the Company for their services as directors. The Company currently does not pay pension or retirement benefits to its directors.

      The table below shows, for each director entitled to receive compensation from the Company, the aggregate compensation paid or accrued by the Company for its fiscal year ending October 31, 2005.

-----------------------------------------------------------------------------------------------------
                                             Pension or              Estimated         Total
                            Aggregate        Retirement Benefits     Annual            Compensation
                            Compensation     Accrued as Part of      Benefits Upon     Paid to
Name of Director            from Company     Company's Expenses      Retirement        Director
-----------------------------------------------------------------------------------------------------
James B. Brinton            $5,000           $0.00                   $0.00             $5,000
-----------------------------------------------------------------------------------------------------
Richard W. Stevens          $4,000           $0.00                   $0.00             $4,000
-----------------------------------------------------------------------------------------------------
C. Garrett Williams         $5,000           $0.00                   $0.00             $5,000
-----------------------------------------------------------------------------------------------------
Edmund B. Pyle, III         $5,000           $0.00                   $0.00             $5,000
-----------------------------------------------------------------------------------------------------

      The Company has a standing Audit Committee of the Board composed of Messrs. Brinton, Stevens and Pyle. The Audit Committee generally meets at least twice each year immediately before the regular meeting of the Board of Directors. The functions of the Audit Committee are to meet with the Company's Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. The Audit Committee meets at least one time per year with the Company's Chief Compliance Officer and Chief Financial Officer. During its most recent fiscal year ended October 31, 2005, the Audit Committee met one time.

      The Company has a standing Nominating Committee of the Board composed of Messrs. Brinton, Stevens, Williams and Pyle. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended October 31, 2005, the Nominating Committee did not meet.

      As of December 31, 2005, the directors beneficially owned the following dollar range of equity securities in each Portfolio and the Company:

--------------------------------------------------------------------------------------------------------------
                                                                              Aggregate Dollar Range of
                                                                              Equity Securities Overseen or
                                                                              to be Overseen Within the Same
                               Dollar Range of Equity                         Family of Investment Companies
Name of Director/Nominee       Securities in the Portfolio                    as the Company
--------------------------------------------------------------------------------------------------------------
James R.  Brinton              Over $100,000 in the Sector Rotational         Over $100,000
                               Portfolio
John A.  Lukan                 $10,001-$50,000 in the Sector Rotational       $10,0001 to $50,000
                               Portfolio
Edmund Pyle                    Over $100,000 in the Sector Rotational         Over $100,000
                               Portfolio
Richard W.  Stevens            None                                           None
C.  Garrett Williams           None                                           None
--------------------------------------------------------------------------------------------------------------

      As of December 31, 2005, the directors and officers as a group, owned beneficially less five percent of any Portfolio.

      Sales Loads. The Portfolios do not currently charge the directors or officers of the Company, the directors, officers or employees of PSIA, or the directors, officers or employees of any of the sub-advisors, any front-end or contingent deferred sales charges on the sale of shares. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

                                 CODE OF ETHICS

      The Company, PSIA, Citco Mutual Fund Distributors, Inc. (the "Distributor"), the principal underwriter of the Company's shares, and each of the Portfolio's sub-advisors have each adopted a Code of Ethics (the "Code") as required by Rule 17j-1 of the 1940 Act, that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio, for their own accounts. The Codes of Ethics are on public file with, and are available from, the SEC's Public Reference Room in Washington, D.C.

                              PROXY VOTING POLICIES

      The Company is required to disclose information concerning each Portfolio's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to each sub-advisor the responsibility for decisions regarding proxy voting for securities held by its respective Portfolio. The sub-advisors will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Directors for approval. Information regarding how each Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2005 is available: (1) without charge, upon request by calling (866) 207-5175 and (2) on the SEC's website at http://www.sec.gov.

                         INVESTMENT MANAGEMENT SERVICES

      Information on the Company's master investment advisor and each sub-advisor is set forth in the prospectus. This section contains additional information concerning the master investment advisor and each sub-advisor.

The Master Investment Advisor

      Penn Street Investment Advisors, Inc. ("PSIA") serves as the Master Investment Advisor to each Portfolio. PSIA's address is 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. PSIA is a registered investment advisory firm founded in 2002.

      PSIA is majority owned by RMH, LLC, a Delaware limited liability company whose members are G. Michael Mara, William R. Henry, and Dr. Philip P. Ripepi. RMH, LLC owns 57% of PSIA's stock. CITCO (Quaker Holdings), Inc., a Delaware corporation ("CQH"), owns 38% of PSIA's stock. John G. Roman, the President of the Company, owns 5% of the stock of PSIA, and is the President and CEO of PSIA. Messrs. Mara and Roman are the persons primarily responsible for the day-to-day operations of PSIA. Mr. Mara is also the President and owner of Valley Forge Capital Advisors, Inc. ("VFCA"), the sub-advisor to the Sector Rotational Portfolio.

      CQH is the parent company of Citco Mutual Fund Services, Inc. ("CMFS"), the administrator and transfer agent of the Company. CMFS in turn is the parent company of Citco Mutual Fund Distributors, Inc. (the "Distributor"), the principal underwriter of the Company.

      PSIA serves in the capacity of "Master Advisor" to each of the Portfolios and is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. These sub-advisors provide day-to-day investment advice and choose the securities in which the Portfolios will invest, subject to the oversight and control of PSIA. VFCA currently serves as the sub-advisor to the Sector Rotational Portfolio and Berkshire Advisors, Inc. ("Berkshire Advisors") currently serves as the sub-advisor to the Select Equity Portfolio.

      The master investment advisory agreement (the "Master Agreement") and each sub-advisory agreement (each, a "Sub-Advisory Agreement", and collectively, the "Sub-Advisory Agreements") were most recently approved by the shareholders of each Portfolio at a special meeting of shareholders held on December 15, 2005. The Master Agreement will remain in effect until June 30, 2006, and thereafter continue from year to year, provided that each such continuance is approved annually by either the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of each Portfolio of the Company, and in either case by the vote of a majority of the directors who are not parties to the Master Agreement or interested persons (as such term is defined in the 1940
Act) of any party to the Master Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Master Agreement may be terminated by the Company or by PSIA at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Company must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Company. The Master Agreement automatically terminates upon assignment.

      The Master Agreement provides that PSIA shall not be liable for any loss suffered by a Portfolio or its shareholders as a consequence of any act or omission in connection with services under the Master Agreement, except by reason of PSIA's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

      For its services to the Sector Rotational Portfolio, PSIA will receive an annual fee of 0.25%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. VFCA, as the sub-advisor to the Sector Rotational Portfolio, will be paid its advisory fee of 0.75% directly by that Portfolio for its services. For its services to the Select Equity Portfolio, PSIA will receive an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. The fees charged by Berkshire Advisors as sub-advisor to the Select Equity Portfolio will be paid by PSIA out of the fee it receives from that Portfolio. Out of its annual fee of 1.00%, PSIA will pay a sub-advisory fee to Berkshire Advisors of 0.75%, calculated daily and paid monthly, based on the average daily net assets of the Select Equity Portfolio.

      PSIA, VFCA and Berkshire Advisors have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% for Class A shares and 2.50% for Class C shares of the Sector Rotational Portfolio, and at an annual rate of 2.00% for Class A shares and 2.75% for Class C shares of the Select Equity Portfolio. With respect to the Select Equity Portfolio, in the event Berkshire Advisors does undertake such waivers and/or reimbursements, Berkshire Advisors may recover such waived fees and/or reimbursed expenses, at Berkshire Advisors' discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made. This commitment to waive fees is voluntary and can be terminated at any time.

      For the fiscal years ended October 31, 2005, 2004 and 2003, PSIA received investment advisory fees (net of fee waivers) in the following amounts:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                        $0           $0           $0
--------------------------------------------------------------------------------
Select Equity Portfolio                        $2,079       $2,537       $1,777
--------------------------------------------------------------------------------

      For the fiscal years ended October 31, 2005, 2004 and 2003, PSIA waived investment advisory fees and/or reimbursed expenses in the following amounts:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                   $54,890      $28,617      $26,034
--------------------------------------------------------------------------------
Select Equity Portfolio                       $13,969       $3,498       $3,251
--------------------------------------------------------------------------------

      For the fiscal years ended October 31, 2005, 2004 and 2003, PSIA paid sub-advisory fees to the Portfolios' sub-advisors in the following amounts:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio (1)                    $0           $0           $0
--------------------------------------------------------------------------------
Select Equity Portfolio                        $1,673       $1,267           $0
--------------------------------------------------------------------------------

----------

(1) VFCA, as the sub-advisor to the Sector Rotational Portfolio, is paid its advisory fee of 0.75% directly by that Portfolio for its services.

The Sub-Advisors

Sector Rotational Portfolio

      Valley Forge Capital Advisors, Inc. ("VFCA"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, serves as sub-advisor to the Sector Rotational. VFCA provides investment counseling and management services to investment companies, banks and thrifts, institutions and high net worth individuals. VFCA was formed in August 2002.

      G. Michael Mara is the founder, President and controlling shareholder of VFCA. William R. Henry, CPA, and Dr. Philip P. Ripepi each own 4.9% of VFCA. Messrs. Mara, Henry and Ripepi are the members of RMH, LLC, which is the majority shareholder of PSIA.

      The Sub-Advisory Agreement will remain in effect until June 30, 2006, and thereafter continue from year to year, provided that each such continuance is approved annually by either the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of such Portfolio of the Company, and in either case by the vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any party to the Sub-Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. In addition, the Sub-Advisory Agreement may be terminated by the Company or by PSIA or by VFCA at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Sector Rotational Portfolio. The Sub-Advisory Agreement automatically terminates upon assignment.

      The New Sub-Advisory Agreement provides that VFCA shall not be liable for any loss suffered by the Sector Rotational Portfolio or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisory Agreement, except by reason of VFCA's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

      For its services to the Sector Rotational Portfolio, VFCA is paid a management fee of 0.75% annually of the average daily net assets of that Portfolio, computed daily and paid monthly. VFCA is paid directly by the Sector Rotational Portfolio, and not by PSIA, for its services.

      PSIA and VFCA have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% for Class A shares and 2.50% for Class C shares of the Sector Rotational Portfolio. This commitment to waive fees is voluntary and can be terminated at any time.

      For the fiscal years ended October 31, 2005, 2004 and 2003, VFCA received sub-advisory fees (net of fee waivers) from the Sector Rotational Portfolio in the following amounts:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                   $33,064      $21,652           $0
--------------------------------------------------------------------------------

      For the fiscal years ended October 31, 2005, 2004 and 2003, VFCA waived sub-advisory fees and/or reimbursed expenses in the following amounts:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                   $33,064      $21,652           $0
--------------------------------------------------------------------------------

Select Equity Portfolio

      Berkshire Advisors, Inc. ("Berkshire Advisors"), 2240 Ridgewood Road, Wyomissing, Pennsylvania 19610, serves as sub-advisor to the Select Equity Portfolio. Berkshire Advisors was formed in August 2002. Berkshire Advisors provides investment counseling and management services exclusively to the Select Equity Portfolio. Berkshire Advisors is controlled by Jay R. Kemmerer.

      The Sub-Advisory Agreement will remain in effect until June 30, 2006, and thereafter continue from year to year, provided that each such continuance is approved annually by either the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of such Portfolio of the Company, and in either case by the vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any party to the Sub-Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. In addition, the Sub-Advisory Agreement may be terminated by the Company or by PSIA or by Berkshire Advisors at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Sector Rotational Portfolio. The Sub-Advisory Agreement automatically terminates upon assignment.

      The New Sub-Advisory Agreement provides that Berkshire Advisors shall not be liable for any loss suffered by the Select Equity Portfolio or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisory Agreement, except by reason of Berkshire Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

      For its services to the Select Equity Portfolio, Berkshire Advisors receives an annual fee of 0.75%, calculated daily and paid monthly, based on the average daily net assets of the Portfolio. The fees charged by Berkshire Advisors as sub-advisor to the Select Equity Portfolio are paid by PSIA out of the fee its receives from that Portfolio.

      PSIA and Berkshire Advisors have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 2.00% for Class A shares and 2.75% for Class C shares of the Select Equity Portfolio. However, in the event Berkshire Advisors does undertake such waivers and/or reimbursements, Berkshire Advisors may recover such waived fees and/or reimbursed expenses, at Berkshire Advisors' discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made. This commitment to waive fees is voluntary and can be terminated at any time.

      For the fiscal years ended October 31, 2005, 2004 and 2003, Berkshire Advisors received sub-advisory fees (net of fee waivers) from PSIA in the following amounts:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Select Equity Portfolio                        $1,673       $1,267       $1,333
--------------------------------------------------------------------------------

      For the fiscal years ended October 31, 2005, 2004 and 2003, Berkshire Advisors waived sub-advisory fees and/or reimbursed expenses in the following amounts:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Select Equity Portfolio                        $7,170       $5,949       $1,606
--------------------------------------------------------------------------------

                               PORTFOLIO MANAGERS

Sector Rotational Portfolio

      G. Michael Mara is the portfolio manager of, and person primarily responsible for, the day-to-day management of the Sector Rotational Portfolio. Mr. Mara is the founder, President and controlling shareholder of VFCA. Through different predecessor companies, Mr. Mara has been the lead portfolio manager responsible for the Sector Rotational Portfolio's day-to-day investment activities since its inception in 2000. Mr. Mara is also a controlling shareholder of PSIA, the Master Advisor to each Portfolio of the Company.

      Mr. Mara does not currently serve as the portfolio manager for any other registered investment companies.

      As of December 31, 2005, Mr. Mara also served as the portfolio manager of one hedge fund, Valley Forge Quant Partners I, L.P., with total assets of $6,283,960 and 14 other private accounts with total assets of $164,040,472. The investment advisory fees received for managing the hedge fund and these other private accounts are not based upon the performance of the accounts.

      VFCA does not believe that any material conflicts exist between Mr. Mara's portfolio management of the Sector Rotational Portfolio and his management of the hedge fund or some of the other private accounts. The hedge fund and some of these other private accounts have different investment objectives, strategies and policies than the Sector Rotational Portfolio.

      VFCA does have some private accounts managed by Mr. Mara that have investment portfolios substantially similar to the Sector Rotational Portfolio. VFCA does not believe that any conflict exists between Mr. Mara's management of the Sector Rotational Portfolio and these other private accounts with similar objectives, strategies and policies. Essentially, the accounts are managed similarly to the Sector Rotational Portfolio but none of them are very large. There are 8 private accounts ranging in size from $5 million to $23 million. The Sector Rotational Portfolio and these private accounts all invest in large cap equities so there is not an issue of obtaining sufficient amounts of a particular security or allocating such trades. Except for specific account needs (such as withdrawals or additional assets) or rebalancing, the trades are done all together.

      Mr. Mara is the majority owner of VFCA. For his services, Mr. Mara does not currently receive any fixed annual salary or bonus. As the majority owner of VFCA, Mr. Mara is entitled to receive distributions from VFCA's net profits. Mr. Mara does not receive compensation that is based upon the Sector Rotational Portfolio's, the hedge fund's, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Mr. Mara does not receive any special or additional compensation from VFCA for his services as portfolio manager to the Sector Rotational Portfolio. Mr. Mara also is a controlling shareholder of PSIA, the Master Advisor to each Portfolio of the Company and, as such, is entitled to share in any net profits generated by PSIA.

      As of December 31, 2005, Mr. Mara beneficially owned the following dollar range of equity securities in the Sector Rotational Portfolio:

--------------------------------------------------------------------------------
           (1)                                         (2)
--------------------------------------------------------------------------------
                                Dollar Range of Equity Securities in the Sector
Name of Portfolio Manager:      Rotational Portfolio
--------------------------------------------------------------------------------

G. Michael Mara                 $100,001 to $500,000
--------------------------------------------------------------------------------

Select Equity Portfolio

      Jay R. Kemmerer is the portfolio manager of, and person primarily responsible for, the day-to-day management of the Select Equity Portfolio. Berkshire Advisors is controlled by Mr. Kemmerer. Berkshire Advisors was formed in August 2002. Mr. Kemmerer has been the lead portfolio manager responsible for the Select Equity Portfolio's day-to-day investment activities since its inception in 2003.

      Mr. Kemmerer does not currently serve as the portfolio manager for any other registered investment companies or any pooled investment vehicles.

      As of December 31, 2005, Mr. Kemmerer also served as the portfolio manager of 25 other private accounts with total assets under management of approximately $25 million. The investment advisory fees received for managing these other private accounts are not based upon the performance of the accounts.

      Berkshire Advisors does not believe that any material conflicts exist between Mr. Kemmerer's portfolio management of the Select Equity Portfolio and his management of the other private accounts. Most of the private accounts are invested in other non-affiliated registered investment companies and not directly into securities. The private accounts that have some direct securities investments do not purchase the same securities as the Select Equity Portfolio.

         Mr. Kemmerer controls Berkshire Advisors. For his services, Mr. Kemmerer does not currently receive any fixed annual salary or bonus. As the majority owner of Berkshire Advisors, Mr. Kemmerer is entitled to receive distributions from Berkshire Advisors' net profits. Mr. Kemmerer does not receive compensation that is based upon the Select Equity Portfolio's or any private accounts' pre- or after-tax performance, or the value of the assets held by such entities. Mr. Kemmerer does not receive any special or additional compensation from Berkshire Advisors for his services as portfolio manager to the Select Equity Portfolio.

         As of December 31, 2005, Mr. Kemmerer beneficially owned the following dollar range of equity securities in the Select Equity Portfolio:

--------------------------------------------------------------------------------
           (1)                                         (2)
--------------------------------------------------------------------------------
                                Dollar Range of Equity Securities in the Select
Name of Portfolio Manager:      Equity Portfolio
--------------------------------------------------------------------------------

Jay R. Kemmerer                 $10,001 to $50,000
--------------------------------------------------------------------------------

                                  CAPITAL STOCK

      The Company is authorized to issue 1 billion (1,000,000,000) shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 20,000,000 (20 million) shares to the Sector Rotational Portfolio, and has further reclassified those shares as follows: 10,000,000 (10 million) shares for Class A shares and 10,000,000 (10 million) shares for Class C shares. The Company has presently allocated 20,000,000 (20 million) shares to the Select Equity Portfolio, and has further reclassified those shares as follows:
10,000,000 (10 million) shares for Class A shares and 10,000,000 (10 million) shares for Class C shares.

      Shares have no pre-emptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of a Portfolio do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the transfer agent. Each class of shares in a Portfolio (i.e., Class A, and Class C shares) bear pro-rata the same expenses and are entitled equally to a Portfolio's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

      If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

      A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of his or her applicable Portfolio at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

      Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan

      The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of a Portfolio represent an equal pro rata interest in such Portfolio and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of a Portfolio may be exchanged for shares of the same class of another Portfolio. At present, the Company offers Class A shares charging a maximum front-end sales charge of 5.50%, and Class C shares charging a deferred sales charge if shares are redeemed within thirteen months of purchase.

                            SALE OF PORTFOLIO SHARES

      The Company makes a continuous offering of its shares, but retains the right to reject any offer to purchase its shares.

      The net asset value and public offering price per share of each Portfolio is calculated as of the close of trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and the Company does not accept purchase or redemption orders on these days.

      Trading in securities owned by the Portfolios may take place in various foreign markets on days (such as Saturday) when the Company is not open for business and does not calculate the net asset value of the Portfolios. Events affecting the values of foreign portfolio securities that occur after the markets for these securities are closed but before the time the Portfolios' net asset values are calculated will not be reflected in the Portfolios' net asset values unless PSIA, in accordance with policies adopted by the Board of Directors, determines that the particular event should be taken into account in computing the Portfolio's net asset value, in which case the affected securities would be valued in good faith, at fair value.

      Determination of net asset value (and the public offering and redemption price of shares) of the Portfolios may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted (c) an emergency exists as a result of which disposal of securities owned by a Portfolio is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) when the SEC may, by order, permit for the protection of a Portfolio's shareholders.

Computation of Offering Price - Class A Shares

      A hypothetical illustration of the computation of the offering price per share, using the value of each Portfolio's net assets attributable to its Class A shares and the number of outstanding Class A shares at the close of business on October 31, 2005 and the Class A shares' maximum front-end sales charge of 5.50%, is as follows:

----------------------------------------------------------------------------------------------------------------------
                                             Sector Rotational Portfolio               Select Equity Portfolio
----------------------------------------------------------------------------------------------------------------------
Net Assets                                            $11,077,922                            $1,547,491
----------------------------------------------------------------------------------------------------------------------
Class A Shares Outstanding                                660,614                               136,094
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                  $16.77                                $11.37
----------------------------------------------------------------------------------------------------------------------
Sales Charge (5.50% of the Offering
   Price)                                                   $0.98                                 $0.66
----------------------------------------------------------------------------------------------------------------------
Offering Price to the Public                               $17.75                                $12.03
----------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTOR AND DISTRIBUTION

      Citco Mutual Fund Distributors, Inc. (the "Distributor") is the principal underwriter and exclusive agent for each Portfolios' shares, and has the right to select selling dealers to offer the shares to investors. The Distributor is a wholly-owned subsidiary of CMFS, the Company's administrator and transfer agent, and is an affiliated party of PSIA. The Distributor's principal business address is 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.

      For its services as the principal underwriter to the Company, the Distributor is entitled to be paid an annual fixed fee of $12,000 by the Company, and to retain the portion of the sales charge for Class A shares that is not re-allowed to selling brokers. The Distributor may also receive certain compensation from each Portfolio's Rule 12b-1 Distribution Plan, as described more fully below. During the Company's most recent fiscal year ended October 31, 2005, the Distributor received the following commissions and other compensation from the Portfolios:

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio                Net Underwriting       Compensation on       Brokerage         Other
                                 Discounts and          Redemptions and       Commissions       Compensation(1)
                                 Commissions            Repurchases
-----------------------------------------------------------------------------------------------------------------
Sector Rotational Portfolio      $5,915                 $0                    $0                $0
-----------------------------------------------------------------------------------------------------------------
Select Equity Portfolio          $45                    $0                    $0                $0
-----------------------------------------------------------------------------------------------------------------

----------

(1) The Distributor may receive Distribution (i.e., Rule 12b-1) fees from each class of shares of the Portfolios in connection with their sale and servicing.

      The Board of Directors of the Company and stockholders of each Portfolio have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") for each share class which provides for payment by each Portfolio of expenses related to the distribution of Portfolio shares and shareholder services. Under the Class A (formerly No-Load) Plan, each Portfolio compensates the Distributor at a rate equal to an annual maximum of 0.25% of the net asset value of the Class A shares of each Portfolio. Under the Class C Plan, each Portfolio compensates the Distributor at a rate equal to an annual maximum of 1.00% (0.75% of which is considered a distribution fee) of the net asset value of the Class C shares of each Portfolio. The Plans does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

      The Plans have an initial term of one year and may be continued with respect to any Portfolio and applicable share class thereof for successive one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and the directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act) or any party to such Plan (collectively, the "disinterested directors"), at a meeting called for the purpose of voting on the Plans. The Plans may be terminated with respect to any Portfolio at any time, without penalty, by a vote of a majority of the Company's disinterested directors, or by vote of a majority of the outstanding voting securities of the affected Portfolio and/or share class. The Plans terminate automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the 1940 Act. Also, while the Plans remain in effect the nomination of the disinterested directors of the Company is committed to the discretion of such directors.

      The Board of Directors believes there is a reasonable likelihood that the Plans will benefit the Portfolios and their shareholders by promoting the sale of shares and encouraging the retention of shares by holders. The benefits that would accrue to the Portfolios by an increase in the level of sales of shares are an enhanced ability to expand investment opportunities with increased cash and certain costs of operation would be decreased in proportion to the size of the Portfolio.

      For the fiscal years ended October 31, 2005, 2004 and 2003, the Portfolios incurred the following 12b-1 fees for its No-Load (now Class A) shares.

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                   $22,022      $14,438       $8,378
--------------------------------------------------------------------------------
Select Equity Portfolio                        $2,945       $2,404         $984
--------------------------------------------------------------------------------

      The following lists the principal expenses incurred by each Portfolio under the Class A shares Plan during the fiscal year ended October 31, 2005:

------------------------------------------------------------------------------------------------------
Expense                                  Sector Rotational Portfolio       Select Equity Portfolio
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Advertising                              $0                                $0
------------------------------------------------------------------------------------------------------
Printing and Mailing of prospectuses
   to other than existing shareholders   $1,254                            $221
------------------------------------------------------------------------------------------------------
Compensation to the Distributor          $3,820                            $23
------------------------------------------------------------------------------------------------------
Compensation to broker-dealers           $16,969                           $2,906
------------------------------------------------------------------------------------------------------
Compensation to sales personnel          $0                                $0
------------------------------------------------------------------------------------------------------
Interest, carrying or other finance
   charges                               $0                                $0
------------------------------------------------------------------------------------------------------
Other (specify)                          $0                                $0
------------------------------------------------------------------------------------------------------

         For the fiscal years ended October 31, 2005 and 2004, the Portfolios incurred the following 12b-1 fees for its Class C shares. All of these fees were retained by the Distributor. Class C shares were not offered prior to October 31, 2003.

------------------------------------------------------------------
Portfolio                                        2005         2004
------------------------------------------------------------------

------------------------------------------------------------------
Sector Rotational Portfolio                       $80           $1
------------------------------------------------------------------
Select Equity Portfolio                           $11           $6
------------------------------------------------------------------

                                   TAX STATUS

      The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

      Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to so qualify, a Portfolio must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades and businesses.

      Provided each of the Portfolios qualifies for treatment as a regulated investment company, they will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of any Portfolio's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year, plus 98% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Portfolios during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses.

      When a Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Portfolio's assets and liabilities as an asset and as an equivalent liability.

      In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Company has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

      The premium paid by a Portfolio for the purchase of a put option is recorded in the Portfolio's statement of assets and liabilities as an investment and is subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized loss. The current market value of a listed option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a capital loss for federal income tax purposes equal to the cost of the option. If a Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

      The amount of any realized gain or loss on closing out an option on an index future will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Portfolios will be "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Portfolio at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

      Dividends eligible for designation under the dividends received deduction and paid by a Portfolio will qualify in part for the 70% dividends received deduction for corporations provided, that the Portfolio shares have been held for at least 45 days.

      The Portfolios will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

      Shareholders may be subject to a 28% withholding tax on the dividends, distributions and redemption payments ("back-up withholding") if their certified taxpayer identification number is not on file with the Company or if, to the Company's knowledge, the shareholder has furnished an incorrect number.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

      Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Portfolios, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             PORTFOLIO TRANSACTIONS

      Decisions to buy and sell securities for the Portfolios are made by PSIA or the applicable sub-advisors. In placing purchase and sale orders for portfolio securities for the Portfolios, it is the policy of PSIA to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are PSIA's evaluation of the broker's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided. A Portfolio may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. PSIA may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, the Portfolio's brokerage may be used to pay for a research service that is used in managing another client of PSIA.

      PSIA or the sub-advisors may purchase or sell portfolio securities on behalf of the Portfolio in agency or principal transactions. In agency transactions, the Portfolio generally pays brokerage commissions. In principal transactions, the Portfolio generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or "mark-up" or selling concessions. PSIA or the sub-advisors normally purchase fixed-income securities on a net basis from primary market makers acting as principals for the securities. PSIA or the sub-advisors may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, PSIA feels that better prices are available from non-principal market makers who are paid commissions directly.

      PSIA or the sub-advisors may combine transaction orders placed on behalf of a Portfolio with orders placed on behalf of any other fund or private account managed by them for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. In these cases, transaction costs are shared proportionately by the fund or account, as applicable, which are part of the block. If an aggregated trade is not completely filled, then PSIA typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size. Exemptions are permitted on a case-by-case basis when judged by PSIA to be fair and reasonable to the funds or accounts involved.

      For the fiscal years or periods ended October 31, 2005, 2004 and 2003, the Portfolios paid brokerage commissions (including markups on principal transactions) as follows:

--------------------------------------------------------------------------------
                                                 2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                   $25,926      $23,922      $13,083
--------------------------------------------------------------------------------
Select Equity Portfolio                        $4,706       $2,439       $1,845
--------------------------------------------------------------------------------

      PSIA or the sub-advisors may execute trades for a Portfolio with broker/dealers that are affiliated with the Portfolio and/or officers and directors of the Company. These affiliated broker/dealers would receive commissions from such trades and such commissions may be used as part of a compensation package to its employees who may also be affiliated with the Company. The Company has adopted procedures to monitor and control such activities, and any such trading activities must be reported to the Board and reviewed at least quarterly.

      Until October 6, 2005, the Company had an affiliated broker-dealer, Quaker Securities, Inc. Quaker Securities, Inc. was an affiliated broker-dealer because it was 100% owned by CQH. On October 6, 2005, Quaker Securities, Inc. liquidated its business and de-registered as a broker-dealer.

      The following table provides information on the aggregate amount of commissions paid by the Sector Rotational Portfolio to Quaker Securities, Inc. during the fiscal years ended October 31, 2005, 2004 and 2003, and the percentage of the Portfolio's total commissions those brokerage fees represent:

--------------------------------------------------------------------------------------------------------
Year Ended October 31,          Aggregate Commissions             Percentage of Total Commissions Paid
--------------------------------------------------------------------------------------------------------
2005                            $7,782                            30%
--------------------------------------------------------------------------------------------------------
2004                            $23,826                           100%
--------------------------------------------------------------------------------------------------------
2003                            $13,083                           100%
--------------------------------------------------------------------------------------------------------

      The following table provides information on the aggregate amount of commissions paid by the Select Equity Rotational Portfolio to Quaker Securities, Inc. during the fiscal years ended October 31, 2005, 2004 and 2003, and the percentage of the Portfolio's total commissions those brokerage fees represent:

--------------------------------------------------------------------------------------------------------
Year Ended October 31,          Aggregate Commissions             Percentage of Total Commissions Paid
--------------------------------------------------------------------------------------------------------
2005                            $13                               0.26%
--------------------------------------------------------------------------------------------------------
2004                            $2,796                            100%
--------------------------------------------------------------------------------------------------------
2003                            $1,845                            100%
--------------------------------------------------------------------------------------------------------

                                    CUSTODIAN

      Harleysville National Bank (the "Custodian") serves as custodian for the Portfolios' assets. The Custodian's principal address is 483 Main Street, P. O. Box 195, Harleysville, Pennsylvania 19438. The Custodian acts as the depository for the Portfolios, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Portfolio's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Portfolios an annual fee based on the average net assets of the Portfolio held by the Custodian.

      For the fiscal years ended October 31, 2005, 2004 and 2003, the custodian received fees as follows:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                    $6,397       $6,503       $5,019
--------------------------------------------------------------------------------
Select Equity Portfolio                          $732       $2,973       $1,536
--------------------------------------------------------------------------------

                        ADMINISTRATOR AND TRANSFER AGENT

      Citco Mutual Fund Services, Inc. ("CMFS"), 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, serves as the Portfolios' transfer, dividend paying, and shareholder servicing agent. CMFS also acts as administrator to the Company. CQH is the parent company of CMFS, and owns 85% of CMFS' stock. CQH is also a controlling shareholder of PSIA. Accordingly, CMFS and PSIA are affiliated parties of one and other.

      CMFS, subject to the authority of the Board of Directors, provides transfer agency services pursuant to a written agreement with the Company. CMFS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

      CMFS also acts as administrator to the Company pursuant to a written agreement with the Company. CMFS supervises all aspects of the operations of the Company except those performed by PSIA and/or the sub-advisors. CMFS is responsible for:

      (a)   calculating each Portfolio's net asset value;

      (b) preparing and maintaining the books and accounts specified in Rule 31a-1; and 31a-2 of the 1940 Act;

      (c) preparing financial statements contained in reports to stockholders of the Company;

      (d)   preparing the Company's federal and state tax returns;

      (e)   preparing reports and filings with the SEC;

      (f)   preparing filings with state Blue Sky authorities; and

      (g)   maintaining the Company's financial accounts and records.

      For its services to the Company, CMFS is paid a fee based on the aggregate assets of all the Portfolios, on a declining scale as follows: 0.40% annually of average daily net assets on the first $100 million in Company assets, 0.30% annually of average daily net assets above $100 million and up to $200 million in Company assets, 0.25% annually of average daily net assets above $200 million and up to $300 million in Company assets, 0.20% annually of average daily net assets above $300 million and up to $500 million in Company assets, and 0.15% annually of average daily net assets above $500 million in Company assets. Each Portfolio is charged its pro rata share of such expenses.

      For the fiscal years ended October 31, 2005, 2004 and 2003, the Portfolios paid transfer agent/administrative fees as follows:

--------------------------------------------------------------------------------
Portfolio                                        2005         2004         2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Rotational Portfolio                   $35,269      $22,923      $13,406
--------------------------------------------------------------------------------
Select Equity Portfolio                        $4,716       $3,824       $1,556
--------------------------------------------------------------------------------

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Briggs, Bunting & Dougherty, LLP serves as independent registered public accounting firm for the Portfolios, and will audit the annual financial statements of the Portfolios, prepare the Portfolios' federal and state tax returns, and consult with the Portfolios on matters of accounting and federal and state income taxation. Briggs Bunting & Dougherty, LLP, is located at Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, PA 19102.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      The following table provides certain information as of February 22, 2005, with respect to those persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of any class of shares of a Portfolio:

Sector Rotational Portfolio

----------------------------------------------------------------------------------------------------------------------
Names and Addresses                     Class Owned          Number of Shares             Percent of Class
                                                             Beneficially Owned
----------------------------------------------------------------------------------------------------------------------
Harley Co. (Reinvest)                   Class A              255,555.7410                 28.57%
P. O. Box 195
Harleysville, PA  19438
----------------------------------------------------------------------------------------------------------------------
NFSC                                    Class A              68,818.3510                  7.69%
200 Liberty Street
New York, NY 10281
----------------------------------------------------------------------------------------------------------------------
LifeNet Profit Sharing Plan and Trust   Class A              47,459.4850                  5.31%
5809 Ward Court
Virginia Beach, VA  23455
----------------------------------------------------------------------------------------------------------------------
Penn Street Investment Advisors, Inc.   Class C              206.9180                     5.05%
83 General Warren Boulevard, Suite 200
Malvern, PA  19355
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Names and Addresses                     Class Owned          Number of Shares             Percent of Class
                                                             Beneficially Owned
----------------------------------------------------------------------------------------------------------------------
Marsh L. Digirolamo                     Class C              515.6740                     12.59%
233 Albert Street
Newton Falls, OH  44444
----------------------------------------------------------------------------------------------------------------------
Pamela A. Wrobleski                     Class C              215.3040                     5.26%
1524 High Road
Jefferson Hills, PA  15025
----------------------------------------------------------------------------------------------------------------------
AmeriTrade, Inc.                        Class C              870.5750                     21.26%
P. O. Box 2226
Omaha, NE  68103
----------------------------------------------------------------------------------------------------------------------
Martin Alberts                          Class C              698.5390                     17.06%
459 S. Spruce Avenue
Galloway, NJ 08205-4549
----------------------------------------------------------------------------------------------------------------------
NFSC                                    Class C              379.3050                     9.26%
FBO Christina E. Guglielmo
18 Hopeful Lane
Ganesvoort, NY 12831
----------------------------------------------------------------------------------------------------------------------
Floyd Rademaker (IRA)                   Class C              432.5160                     10.56%
c/o First Clearing, LLC
3315 North Missouri
Peoria, IL  61603
----------------------------------------------------------------------------------------------------------------------
Floyd and Margaret Rademaker            Class C              308.9400                     7.54%
c/o First Clearing, LLC
3315 North Missouri
Peoria, IL  61603
----------------------------------------------------------------------------------------------------------------------
Margaret Rademaker (IRA)                Class C              247.1520                     6.03%
c/o First Clearing, LLC
3315 North Missouri
Peoria, IL  61603
----------------------------------------------------------------------------------------------------------------------

Select Equity Portfolio
----------------------------------------------------------------------------------------------------------------------
Names and Addresses                     Class Owned          Number of Shares             Percent of Class
                                                             Beneficially Owned
----------------------------------------------------------------------------------------------------------------------
Anna G. Berkis                          Class A              40,591.3350                  25.77%
134 Shearer Road
Sinking Springs, PA  19608
----------------------------------------------------------------------------------------------------------------------
William R. Kelley                       Class A              8,183.2400                   5.20%
111 Limestone Drive
Reading, PA  19606
----------------------------------------------------------------------------------------------------------------------
Aivars O. Berkis                        Class A              20,226.7930                  12.84%
134 Shearer Road
Sinking Springs, PA  19608
----------------------------------------------------------------------------------------------------------------------
Lawrence R. and Ilona T. Yerger         Class A              8,361.2040                   5.31%
35 Northwood Lane
Robensonia, PA 19551
----------------------------------------------------------------------------------------------------------------------
Penn Street Investment Advisors, Inc.   Class C              100.9060                     100%
83 General Warren Boulevard, Suite 200
Malvern, PA  19355
----------------------------------------------------------------------------------------------------------------------

                                   PERFORMANCE

      From time to time a Portfolio may advertise its total return and yield. "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.

      The "yield" of a Portfolio is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of such Portfolio, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A Portfolio may also include its distribution rate in its advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

Comparisons and Advertisements. To help investors better evaluate how an investment in the Portfolios might satisfy their investment objective, advertisements regarding the Portfolios may discuss yield or total return for the Portfolios as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

                    Lehman Treasury Index;
                    Salomon Bros. Corporate Bond Index;
                    U.S. Treasury Bills;
                    Consumer Price Index;
                    S&P 500(R) Composite Index;
                    Lehman Brothers Intermediate Government/Credit Index
                    Dow Jones Industrial Average; and
                    Mutual Fund returns calculated by the CDA Technologies, Inc.

                              FINANCIAL STATEMENTS

      The Company's audited financial statements, related notes and the report of Briggs Bunting & Dougherty, LLP for the fiscal year ended October 31, 2005 as set forth in the Company's Annual Report to Shareholders dated October 31, 2005 are incorporated herein by reference. The financial statements and related notes have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Company's Annual Report to Shareholders are incorporated herein. You may obtain a free copy of the Annual Report to Shareholders by contacting the Company at the address or telephone number appearing on the cover of this SAI.

                                                                      APPENDIX 1

                       Proxy Voting Policy and Procedures

      The Board of Directors of The Penn Street Fund, Inc. (the "Company") has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company's investment portfolios ("Funds").

      1.    Proxy Voting Policy

            A. The policy of the of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Penn Street Investment Advisors, Inc. (the "Advisor") as a part of the Advisor's general management of the Funds, subject to the Board's continuing oversight.

            B. The Advisor may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Funds to one or more of the sub-advisors retained to provide investment advisory services to such Fund, if any (each a "Sub-Advisor"). If such responsibility is delegated to a Sub-Advisor, then the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor under these policy guidelines.

      2.    Fiduciary Duty

      The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor or Sub-Advisor, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

      3.    Proxy Voting Procedures

            A. At least annually, the Advisor (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Advisor with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Advisor and each such Sub-Advisor shall notify the Board promptly of material changes to any of these documents.

            B. At least annually, the Advisor (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Advisor with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities of such Fund during the year. With respect to those proxies that the Advisor or a Sub-Advisor has identified as involving a conflict of interest, the Advisor or Sub-Advisor shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Advisor or Sub-Advisor or an affiliated person of the Advisor or Sub-Advisor has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Advisor or Sub-Advisor incurs as investment advisor to the Fund, which may compromise the Advisor's or Sub-Advisor's independence of judgment and action in voting the proxy.

4.    Revocation of Authority to Vote

      The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

      5.    Annual Filing of Proxy Voting Record

      The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(1)

      6.    Proxy Voting Disclosures

            A. The Company shall include in its Form N-1A registration statement:

            1. A description of this policy and of the policies and procedures used by the Advisor (if it has retained the authority to vote proxies on behalf of any Fund), and by a Sub-Advisor with authority to vote proxies on behalf of any Fund, to determine how to vote proxies relating to portfolio securities(2); and

            2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(3)

            B. The Company shall include in its Annual and Semi-Annual Reports to shareholders:

            1. A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company's toll-free telephone number or through a specified Internet address, and on the SEC website.(4)

            2. A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(5)

----------
(1)   The first annual report shall be for the year ended June 30, 2004.

(2) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(4) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.